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EXHIBIT 10.17

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this ____ day of January, 1996 by and among CROWN CASINO CORPORATION, a Texas corporation ("Crown"), and CASINO AMERICA, INC., a Delaware corporation ("Casino America").


                                    RECITALS


         A. The outstanding capital stock of St. Charles Gaming Company, Inc. (the "Company") (the "Company Stock") is currently owned as follows: 50% by Crown ("Crown Stock") and 50% by Louisiana Riverboat Gaming Partnership, a Louisiana general partnership ("LRGP") (the "LRGP Stock"). LRGP is a partnership composed of two equal partners, CSNO, Inc. and Louisiana River Site Development, Inc. ("LRSD").

         B. Crown desires to sell the Crown Stock to Casino America and Casino America is willing to purchase the Crown Stock.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions hereinafter set forth, the parties do hereby agree as follows:

         Section 1. Purchase and Sale of Stock. Crown shall sell, transfer, assign and deliver the Crown Stock to Casino America and Casino America shall purchase the Crown Stock from Crown on the Closing Date (as hereinafter defined). The purchase price shall be the delivery to Crown of 1,850,000 shares of the validly issued and fully paid-for common capital stock, $.01 par value per share, of Casino America (the "Casino America Stock"). Appropriate adjustment shall be made in the number of shares of Casino America Stock delivered to Crown at the Closing in the event of any stock splits or dividends or similar events with respect to the common stock of Casino America between the date of this Agreement and the Closing Date.

         1.1 Delivery of Stock. (a) At the Closing (as hereinafter defined), Crown shall deliver to Casino America a certificate for the Crown Stock in negotiable form, duly endorsed in blank or with separate stock transfer powers attached, free and clear of all liens, encumbrances, claims and other charges thereon of every kind, except for a security interest in favor of Nomura Holding America Inc. ("Nomura"), if applicable.

                 (b) At the Closing, Casino America shall deliver to Crown a certificate or certificates (as requested by Crown reasonably in advance) for the Casino America Stock in negotiable form, free and clear of all liens, encumbrances, claims and other charges thereon of every kind. Upon the execution of this Agreement, Casino America shall execute and deliver to Crown a Registration Agreement relating to resale of the Casino America Stock by Crown in the form attached to this Agreement as Exhibit A which shall require Casino America, subject to certain conditions, to register the Casino America Stock with the Securities and Exchange Commission for resale, and to
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maintain such registration for a period of two years after the Closing Date.
At the Closing, Crown shall execute and deliver to Casino America an irrevocable proxy in the form attached as Exhibit B to this Agreement which shall entitle Casino America to vote the Casino America Stock and any other Casino America stock issued in connection with exercise of the warrants described in Section 1.3, below, for so long as any Casino America stock is owned by Crown or any affiliate of Crown.

         1.2 Modification of Purchase Money Note. (a) On June 9, 1995, LRGP purchased the LRGP Stock from Crown for a purchase price of $21,000,000, payable as follows: payment of $1,000,000 cash and the delivery of a $20,000,000 term note (the "Purchase Money Note") of LRGP payable to the order of Crown, which Purchase Money Note was secured by the pledge of the LRGP Stock.

                 (b) On the Closing Date, Casino America shall cause LRGP to replace the Purchase Money Note with two promissory notes of LRGP, each in the principal amount of $10,000,000, respectively referred to herein as "Purchase Money Note A" and "Purchase Money Note B." The first payments under Purchase Money Note A and Purchase Money Note B shall occur on the first business day (the "Commencement Date") of the first month after the Closing Date and shall collectively represent (i) interest accrued under the Purchase Money Note through the Closing Date, and (ii) interest accrued under Purchase Money Note A and Purchase Money Note B from the Closing Date through the Commencement date. Purchase Money Note A shall provide for payment of monthly interest for the full term thereof, and shall provide for equal fully amortizing quarterly payments of principal, beginning on the first anniversary of the Commencement Date, with a final maturity five years after the Commencement Date. Purchase Money Note B shall provide for payment of monthly interest only for a period of five years from the Commencement Date, with all principal and accrued but unpaid interest being due at a final maturity five years after the Commencement Date. The Purchase Money Note shall be cancelled as of the Closing Date.
Forms of the new Purchase Money Notes A and B are attached hereto as Exhibit C-1 and Exhibit C-2, respectively.

                 (c) Casino America has an option to purchase the partnership interest of LRSD (the "LRSD Interest") in LRGP. If Casino America or any subsidiary thereof purchases all or substantially all of such interest then, immediately upon the later to occur of the Closing Date or the consummation of the purchase of the LRSD Interest (i) Casino America shall cause LRGP or its successor (but not Casino America) to guarantee and be personally liable for the payment of both principal and interest on both of the new Purchase Money Notes A and B; and (ii) the repayment terms of Purchase Money Note B shall be amended to conform to Purchase Money Note A.

         1.3 Warrant to Convert Purchase Money Note B Into Equity. (a) On June 9, 1995, Casino America issued a warrant (the "Original Warrant") to Crown to purchase up to 416,667 shares of the common capital stock of Casino America. Pursuant to the Original Warrant, at any time prior to the repayment in full of the Purchase Money Note, Crown has the right to convert up to 50% of the principal amount outstanding on the Purchase Money Note (but not more than a total conversion of $5,000,000) for common capital stock of Casino America at a conversion rate of $12 per share. On the Closing Date, the Original Warrant will be amended (the "Amended Original Warrant") to provide that Crown has the right to convert up to the principal amount outstanding on





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Purchase Money Note B (but not more than a total conversion of $5,000,000) for
416,667 shares of common capital stock of Casino America at the same conversion rate of $12 per share, and on the same terms, and extending the expiration date until five (5) years from the Closing Date, and no warrant shall be in place with respect to Purchase Money Note A. At the Closing, the Original Warrant will be delivered to Casino America for cancellation.

                 (b) On the Closing Date, Casino America shall issue an additional warrant (the "Additional Warrant") to Crown to purchase up to 416,667 shares of the common capital stock of Casino America. The Additional Warrant shall be substantially in the form of the Amended Original Warrant. Pursuant to the Additional Warrant, Crown shall have the right to convert the principal amount outstanding on Purchase Money Note B (but not more than a total conversion of an additional $5,000,000) for common capital stock of Casino America at the same conversion rate of $12 per share.

                 (c) The Amended Original Warrant must be exercised in full before Crown may exercise any portion of the Additional Warrant.

                 (d) The forms of the Amended Original Warrant and the Additional Warrant are attached hereto as Exhibit D-1 and Exhibit D-2, respectively.

         1.4 First Refusal to Purchase Casino America Stock. (a) In the event that Crown desires to transfer record or beneficial ownership of an aggregate of 500,000 or more shares of Casino America Stock or stock of Casino America obtained upon exercise of the Amended Original Warrant or the Additional Warrant, either in a single transaction or in a series of transactions with the same or affiliated parties occurring within 120 days of one another, Crown shall notify Casino America in writing of the terms and conditions of the proposed sale and the identity of the proposed transferee, and Casino America, or any other person or entity designated by Casino America, shall have 5 business days thereafter within which to notify Crown in writing of Casino America's, or Casino America's guarantee of such other party's, irrevocable commitment to purchase all such shares on the aforesaid terms and conditions. If Casino America timely notifies Crown of its or such other party's irrevocable commitment to purchase all of such shares, Crown shall sell and deliver the purchased shares to Casino America, and Casino America or such other party shall pay Crown the purchase price therefor in accordance with the aforesaid terms and conditions, at a closing date specified by Casino America but in no event later than 15 days after Casino America's or such other third party's affirmative notice to Crown. If Casino America does not timely notify Crown of its irrevocable commitment to purchase all of such shares or if Casino America notifies Crown that it does not desire to purchase such shares, Crown shall be free to sell such shares to the proposed transferee pursuant to (but only pursuant to) the aforesaid terms and conditions, in which case the irrevocable proxy and right of first refusal as to those Casino America Shares shall terminate. If the shares of Casino America Stock or stock of Casino America obtained upon exercise of the Amended Original Warrant or the Additional Warrant are to be transferred by Crown in a transaction subject to this Section, whereby the consideration to be acquired by Crown in exchange for such shares is property and not cash or other marketable securities with a readily available market value, then the shares to be exchanged shall be valued at the Fair Market Value (as defined in Section 1.5 hereof),





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except that the 45 trading days shall be measured immediately prior to the date on which Crown notifies Casino America of the proposed sale.

                 (b) The provisions of Section 1.4(a) shall not apply to transfers of Casino America Stock or to any other Casino America stock issued in connection with exercise of the warrants described in Section 1.3, to persons who are affiliated with Crown, or to a pledge of the Casino America Stock or to any other Casino America stock issued in connection with exercise of the warrants described in Section 1.3, in either of which events the irrevocable proxy and the right of first refusal in favor of Casino America shall remain in full force and effect as to shares transferred in reliance on this Section 1.4(b).

         1.5 Five Percent Ownership. Crown acknowledges that its acquisition of the Casino America Stock will result in its ownership of in excess of five percent of the issued and outstanding common stock of Casino America (a "Five Percent Holder") and that, as a Five Percent Holder, Crown may be subject to licensing and other regulatory review and approval procedures ("Regulatory Review"), by any governmental or quasi-governmental agency which is authorized or empowered to regulate the gaming operations of Casino America ("Regulatory Authority") in the jurisdictions in which Casino America conducts or proposes to conduct gaming activities. For so long as Crown (together with any of its affiliates) are deemed to be a Five Percent Holder with respect to the securities of Casino America or any of its affiliates or subsidiaries, Crown agrees to cooperate fully and to cause its affiliates to cooperate fully with the representatives of all such Regulatory Authorities in making applications, supplying information, providing reports, attending licensing and other hearings, and otherwise cooperating with and complying with the requirements of all such Regulatory Authorities so as not to interfere with Casino America's ability to develop new business or to continue to conduct its existing business. Crown also agrees that in the event the Board of Directors of Casino America reasonably determines based upon communications with a Regulatory Authority that Crown or any of its affiliates is likely to be determined unsuitable by such Regulatory Authority and its or its affiliates' security ownership in Casino America may result in Casino America not being permitted to engage or to continue to engage in a gaming activity, then, within the lesser of 120 days of notice of such event from Casino America to Crown or the applicable period prescribed by the appropriate Regulatory Authority (provided Casino America timely notifies Crown of such a determination), Crown will attempt to dispose and/or cause its affiliates to attempt to dispose of all or that portion of its or its affiliates' interest in Casino America (the "Divestiture Portion") as is determined necessary to permit Casino America to engage in such gaming activity. Following the expiration of such period, Casino America shall, for a period of 60 days, have the right, but not the obligation, to purchase all or any part of the Divestiture Portion then owned by Crown or its affiliates at a price per share equal to the "Fair Market Value" (as hereinafter defined) of such stock, payable one-third in cash with the balance represented by a promissory note of Casino America bearing interest at 11 1/2% with interest payable monthly and payable in two equal installments of principal one and two years from the date of issue, respectively. In the event that Casino America exercises its right to purchase all or any portion of such Divestiture Portion, Casino America shall arrange to close such sale at Casino America's principal executive offices within 30 days of delivering written notice to Crown that Casino America intends to exercise its option to purchase all or a portion of such Divestiture Portion, specifying the number of shares to be purchased. The term "Fair Market Value" shall be the price per share of stock represented by the





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average of the closing bid and asked prices of the Casino America stock, as quoted by the National Association of Securities Dealers, Inc. Automated Quotations System (NASDAQ) (or such other securities association, quotation system or securities exchange on which the Casino America stock is then listed or authorized for quotation), for the 45 trading days prior to the date on which Casino America provides written notice to Crown that Casino America intends to purchase all or a portion of the Divestiture Portion then held by Crown. In the event that there is no organized trading market for Casino America's stock at the time Casino America provides such notice to Crown, then the Fair Market Value of the shares of stock to be sold by Crown and purchased by Casino America shall be determined by arbitration in New Orleans, Louisiana in accordance with the rules of the American Arbitration Association then pertaining. Notice of the restrictions imposed upon Crown's ownership of the Casino America Stock by this Section shall be noted on the certificates issued to Crown.

         1.6 Refinancing of Existing Debt; Subordination of Purchase Money Note. The Purchase Money Note is currently subordinated to certain indebtedness of LRGP to Nomura and Hibernia National Bank ("Hibernia"). If LRGP refinances any or all of such existing indebtedness with the same or other persons before or after the Closing Date and the Closing occurs, Crown agrees that the Purchase Money Notes A and B shall be subordinated to such refinancing indebtedness but only to the extent of the lesser of $45,000,000 or the principal balance of the indebtedness being refinanced as of the date of the refinancing. Notwithstanding the foregoing, in the event that Casino America purchases all or substantially all of the LRSD Interest as described in Section 1.2(c) (so that Casino America and/or any affiliate thereof directly or indirectly collectively own all or substantially all of the partnership interests or assets of LRGP), and if LRGP (or its successor) refinances or has refinanced any or all of such existing indebtedness, the parties agree that at the option of Casino America either (i) the Purchase Money Note A and Purchase Money Note B shall not be subordinated to any indebtedness or (ii) Purchase Money Note A shall be paid off at the later of the time of any refinancing and the Closing Date and Purchase Money Note B shall become an unsecured, subordinated note of Casino America (but such subordination shall permit exercise of the Amended Original Warrant and the Additional Warrant) or (iii) any combination of (i) and (ii) above, which provides that a portion of Purchase Money Note A (at least $5,000,000) shall be paid and the balance shall not be subordinate to any indebtedness and shall continue to be secured.
Casino America agrees that any refinancing of the indebtedness will comply with the provisions of this Section.

         1.7     Joint Venture.  In the event the transaction described in
Section 6.9 hereof is consummated but the Closing of the transactions contemplated by this Agreement does not occur, as a result of the failure to obtain the approval of the Gaming Commission or the Enforcement Division, Crown agrees, immediately upon consummation of the transaction described in Section 6.9, to execute and deliver a Joint Venture Agreement in accordance with the term sheet attached hereto as Exhibit E providing for, among other things, the payment to Crown of an annual docking fee of $2 million.

         1.8 Closing. The consummation (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Phelps Dunbar, 400 Poydras Street, New Orleans, Louisiana on that date which is not more than ten days after all conditions of Closing set forth in





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Section 6 and Section 7 hereof have been satisfied or waived, or at such other time and place as shall be mutually agreed upon by Crown and Casino America, but in no event later than June 30, 1996 (the date of Closing being herein referred to as the "Closing Date"), provided, however, if all conditions set forth in Sections 6 and 7 hereof have been satisfied except for the condition set forth in Section 6.9 hereof, then the Closing shall take place contemporaneously with the satisfaction of the condition set forth in Section
6.9 hereof.

         Section 2. Representations and Warranties of Crown. Crown represents and warrants to Casino America as follows:

         2.1 Organization and Authority. Crown is a corporation duly organized and validly existing under the laws of the State of Texas, and has the corporate power and authority to perform its business as presently conducted and to own and lease the properties used in connection therewith. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are within the power of Crown and have been duly authorized by all necessary corporate and other action. This Agreement constitutes the valid obligation of Crown legally binding upon it and enforceable in accordance with its terms.

         2.2 Stock Ownership. Crown is the lawful owner of record and beneficially owns all of the Crown Stock, free and clear of any liens, encumbrances, rights, equities, security interests and any other adverse claims whatsoever, except for the security interest created by the Crown Stock Pledge Agreement dated as of July 20, 1995 executed by Crown in favor of Nomura.
Crown is not a party to, or bound by, any written or oral contract or agreement which grants to any person an option or right of first refusal or other right to acquire at any time, or upon the happening of any stated events, any of the Crown Stock, except for a right of first refusal to purchase the Crown Stock in favor of LRGP pursuant to the Shareholders Agreement between Crown and LRGP dated as of June 9, 1995.

         2.3     No Conflict.  Upon obtaining the consents described in
Schedule 2.3, neither the execution, delivery or performance of this Agreement by Crown, nor the consummation of the transactions contemplated hereby will (a) violate, conflict with or result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Crown under, any of the terms, conditions or provisions of its Articles of Incorporation or By-laws or any note, bond, mortgage, indenture, deed of trust, lease, license, agreement or other instrument or obligation which binds it or any of its assets or (b) violate any order, writ, injunction, decree, statute, rule or regulation of any governmental body applicable to Crown or any of its assets.

         2.4 Investment Representations. Crown is acquiring the Casino America Stock for the purpose of investment for its own account and not with a view to or for resale in connection with any distribution thereof within the meaning of Section 2(11) of the Securities Act. Crown acknowledges that (a) the Casino America Stock has not been registered under the Securities Act or the securities laws of any state in reliance on exemptions from the registration requirements of





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the securities laws and that reliance upon such exemptions is predicated in part on the representations of Crown contained in this Agreement, (b) the Casino America Stock cannot be transferred unless it is subsequently registered under the Securities Act or an exemption from such registration is available with respect to such transfer, (c) Crown cannot sell, transfer or otherwise dispose of the Casino America Stock in violation of the Securities Act or any applicable federal or state law or regulation, (d) Casino America's records may be marked to indicate such transfer restrictions, and (e) Casino America may direct any transfer agent to enter a stop transfer order in its records with respect to the Casino America Stock in accordance with the foregoing. Crown is an "accredited investor" within the meaning of Regulation D under the Securities Act. Crown is able to bear the economic and other risks associated with an investment in the Casino America Stock.

         2.5 Consents. Except for the consents described in Schedule 2.3, all consents, approvals or authorizations required to be obtained by Crown in connection with the transactions contemplated by this Agreement have been obtained.

         2.6 No Claims. Except as stated in Schedule 2.6 hereto, there is no litigation, proceeding, governmental investigation or claim pending or, to Crown's knowledge, threatened, against or related to the Company or its properties or business. Except as stated in Schedule 2.6 hereto, there is no litigation, proceeding, governmental investigation or claim pending or, to Crown's knowledge, threatened, against or related to Crown or its properties or business which either is not adequately covered by insurance, or which, if resolved adversely to Crown, would have a material adverse effect on its business or results of operations. Crown is not and, to Crown's knowledge, the Company is not, in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or governmental department, commission, board, bureau agency or instrumentality. It is acknowledged and agreed by Casino America that its affiliate Riverboat Services, Inc., ("Manager") is the manager of the business of the Company and except as otherwise disclosed on Schedule 2.6, there may be other litigation, claims or proceedings of which Manager has knowledge.

         2.7 Disclosure. No representation or warranty by Crown in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make any statement herein not misleading.

         2.8 Acknowledgement of Risks and Availability of Information. Crown acknowledges that the purchase of the Casino America Stock involves a number of significant risks and that an investment in Casino America may result in a loss of all or part of Crown's investment. Crown has carefully evaluated these risks before making a decision to purchase the Casino America Stock. Crown further acknowledges that (a) Casino America has made available to Crown and its representatives, prior to the Closing, all documents and other matters that they have requested relating to Casino America and its operations or any other matters requested by such persons, (b) Casino America has afforded Crown the opportunity to review files of Casino America and to ask questions and receive answers to all of its questions concerning Casino America and its operations, and (c) Casino America has provided documents, responses to questions and other materials only to the extent Casino America possesses such information and documents or could acquire them without unreasonable effort or expense.





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         2.9     As to the Company.  Since June 9, 1995, Crown has not taken any action, in its capacity as a shareholder of the Company or otherwise, which has not been disclosed to and agreed to by LRGP and which could cause or subject the Company to any liability in excess of $5,000.

         Section 3. Representations and Warranties of Casino America. Casino America represents and warrants to Crown that:

         3.1 Organization and Authority. Casino America is a corporation duly organized and validly existing under the laws of the State of Delaware and has full power and authority to own its properties and assets and to carry on its business as presently conducted. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are within the power of Casino America and have been duly authorized by all necessary corporate and other action. This Agreement, the Amended Original Warrant and the Additional Warrant constitute the valid obligations of Casino America legally binding upon it, enforceable in accordance with their respective terms.

         3.2 Casino America Stock. The shares of Casino America Stock that will be issued to Crown at Closing will be duly and validly authorized and issued, fully paid and non-assessable.

         3.3     No Conflict.  Upon obtaining the consents described in
Schedule 3.3 hereof, neither the execution, delivery or performance of this Agreement by Casino America, nor the consummation of the transactions contemplated hereby will (a) violate, conflict with or result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Casino America under, any of the terms, conditions or provisions of its articles of incorporation or bylaws, or any note, bond, mortgage, indenture, deed of trust, lease, license, agreement or other instrument or obligation which binds it or any of its assets, or (b) violate any order, writ, injunction, decree, statute, rule or regulation of any governmental body applicable to Casino America or any of its assets.

         3.4 Investment Representations. The Crown Stock being delivered to Casino America pursuant to the provisions of this Agreement is being purchased by Casino America for investment for its own account and not with a view to the resale or distribution thereof.

         3.5 Consents. Except for the consents described in Schedule 3.3, all consents, approvals or authorizations required to be obtained by Casino America in connection with the transactions contemplated by this Agreement have been obtained.

         3.6 Disclosure. No representation or warranty by Casino America in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make any statement herein not misleading.

         3.7 No Claims. Except as stated in Schedule 3.7 hereto, there is no litigation, proceeding, governmental investigation or claim pending or, to Casino America's knowledge, threatened against





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or related to Casino America or its properties or businesses which either is not adequately covered by insurance, or which, if resolved adversely to Casino America, would have a material adverse effect on its business or results of operations; and Casino America is not in default with respect to any order, writ, injunction or any decree of any court or federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality.

         3.8 Acknowledgment of Risks and Availability of Information. Casino America acknowledges that the purchase of the Crown Stock involves a number of significant risks and that an investment in the Company may result in a loss of all or part of Casino America's investment. Casino America has carefully evaluated these risks before making a decision to purchase the Crown Stock. Casino America further acknowledges that (a) Crown has made available to Casino America and its representatives, prior to the Closing, all documents and other matters that they have requested relating to the Company and its operations or any other matters requested by such persons, (b) Crown has afforded Casino America the opportunity to review files of Crown relating to the Company and to ask questions and receive answers to all of its questions concerning the Company and its operations, and (c) Crown has provided documents, responses to questions and other materials only to the extent Crown possesses such information and documents or could acquire them without unreasonable effort or expense.

         Section 4. Conduct of Business Pending Closing. Crown, Casino America and LRGP (if necessary) shall (i) timely submit an application for consent to the transactions contemplated by this Agreement with the Louisiana Riverboat Gaming Commission (the "Gaming Commission") and the Louisiana State Police Riverboat Gaming Enforcement Division (the "Enforcement Division") and shall use their commercially reasonable efforts to obtain such consents; (ii) submit any necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; and (iii) submit requests for consent to the transactions contemplated by this Agreement (to the extent required) with Nomura, Hibernia, and other necessary persons.

         Section 5. Liability and Indemnification. (a) Crown shall defend, indemnify and hold harmless Casino America against and in respect of any and all liability, damage, loss, deficiency, cost and expenses arising out of or otherwise in respect of (i) any misrepresentation, breach of warranty (or claims which would constitute a breach of warranty if true) or non-fulfillment of any agreement or covenant contained in this Agreement, or in any certificate or other instrument furnished hereunder by Crown; and (ii) any and all actions, suits, proceedings, audits, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing or the enforcement of this Section. The foregoing indemnity is in addition to, but not an extension of, the indemnities of Crown in favor of LRGP contained in the Stock Purchase Agreement dated June 9, 1995 and Crown hereby confirms the existence and continued validity of those indemnities.

         (b) Casino America shall defend, indemnify and hold harmless Crown against and in respect of any and all liability, damage, loss, deficiency, cost and expenses arising out of or otherwise in respect of (i) any misrepresentation, breach of warranty (or claims which would constitute a breach of warranty if true) or non-fulfillment of any agreement or covenant contained in this Agreement, or in any certificate or other instrument furnished hereunder by Casino America





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and (ii) any and all actions, suits, proceedings, audits, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing or the enforcement of this Section.

         (c) Crown has personally guaranteed certain obligations of the Company to third parties as described on Schedule 5(c) hereto (the "Guaranteed Liabilities"). Effective on the later of the Closing Date or the date the LRSD Interest is acquired as described in Section 1.2(c), Casino America shall cause LRGP to defend, indemnify and hold Crown harmless against and in respect of any and all liability, damage, loss, deficiency, cost and expenses (including reasonable attorney's fees) arising out of or in respect to such Guaranteed Liabilities. Casino America agrees not to oppose Crown's efforts to remove its guaranty of the Guaranteed Liabilities.

         (d) Casino America will cause the Company to defend, indemnify and hold harmless Crown against and in respect of any and all liability, damage, loss, deficiency, cost and expense arising out of or otherwise in respect of
(i) the litigation described on Schedule 5(d) hereof, (ii) acts or omissions of the Company occurring on or after June 9, 1995, and (iii) any and all actions, suits, proceedings, audits, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing or the enforcement of this Section.

         Section 6. Conditions Precedent to Casino America's Obligations. All obligations of Casino America under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         6.1 Representations and Warranties. Crown's representations and warranties contained in this Agreement, or in any certificates or other instrument delivered pursuant to the provisions hereof, shall be true and correct as of the effective date of this Agreement and as of the Closing Date as though such representations and warranties were made at and as of such time, and Crown shall have delivered to Casino America a certificate dated the Closing Date and signed by it to such effect.

         6.2 Litigation. Except as otherwise identified on Schedule 2.6 hereof, there shall not have been filed or threatened, any action, suit, proceeding or claim by any person, which if successful would have a material adverse effect on the business of Crown, Casino America, the Company or the transactions contemplated by this Agreement. No action or proceeding shall have been threatened or instituted against Casino America, Crown or the Company before a court or other governmental body by any person, governmental agency or public authority to restrain or prohibit the transactions contemplated by this Agreement or to obtain damages or other material relief in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby. In addition, no governmental agency shall have given notice to Crown, Casino America or the Company to the effect that consummation of the transactions contemplated by this Agreement would constitute a violation of any law or regulation or that it intends to commence proceedings to restrain consummation of the transactions contemplated hereby.

         6.3 Compliance with Agreements. Crown shall have performed or complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, and Crown shall have delivered to Casino America a certificate dated the Closing Date and signed by it to such effect.

         6.4 Satisfactory Proceedings. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents referred to in this Section 6 or incident to any such transactions shall be reasonably satisfactory in form and substance to Casino America and its counsel. Crown shall furnish to Casino America and its counsel such supporting documentation and evidence of the satisfaction of any or all of the conditions precedent specified in this Section 6 as Casino America or its counsel may reasonably request.

         6.5 Hart-Scott-Rodino Filing and Approval. Crown and Casino America (and any other required parties) shall have made any filings with the Federal Trade Commission required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the required waiting periods thereunder shall have expired, and the parties shall not have received any objection to the consummation of the transactions contemplated by this Agreement.

         6.6 Amendment of Shareholders Agreement. The Shareholders Agreement dated June 9, 1995 between Crown and LRGP shall have been amended as reflected on Exhibit F.

         6.7 Regulatory Consents. Crown, Casino America, LRGP and the Company shall have received all necessary approvals of governmental authorities (including without limitation the Gaming Commission and the Enforcement Division) to consummate the transactions contemplated by this Agreement.

         6.8 Financing Consents. Crown, Casino America, LRGP and the Company shall have obtained the consent of Nomura, Hibernia and all other creditors and other third parties whose consent is necessary to consummate the transactions contemplated by this Agreement.

         6.9 Grand Palais Riverboat Purchase. Casino America (or an affiliate thereof) shall have consummated the direct or indirect acquisition of all or substantially all of the outstanding shares of capital stock of Grand Palais Riverboat, Inc.

         6.10 Existing Licenses. The licenses currently held by the Company and LRGP to conduct riverboat gaming activities in the State of Louisiana shall be in full force and effect, and no proceedings shall be pending or threatened by any regulatory body which may seek to restrain or limit the conduct of such activities.

         6.11 Delivery of Crown Stock. Crown shall have delivered the Crown Stock to Casino America, free and clear of any liens, encumbrances, rights, equities, security interests and other adverse claims whatsoever, except for the security interest in favor of Nomura.

         6.12 No Material Adverse Change. There shall not have occurred since the date of this Agreement, any material adverse change in the business, financial condition or prospects of the Company or Casino America.

         6.13 Opinion of Counsel. Crown shall have delivered to Casino America an opinion of its counsel, dated the Closing Date, substantially in the form of Exhibit G hereto.

         6.14 Resignations. Crown shall have delivered to Casino America the written resignations of the officers and directors of the Company who are officers of Crown.

         Section 7. Conditions Precedent to Crown's Obligations. All obligations of Crown under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         7.1 Representations and Warranties. The representations and warranties of Casino America contained in this Agreement or in any certificate or other instrument delivered pursuant to the provisions hereof shall be true and correct as of the effective date of this Agreement and as of the Closing Date as though such representations and warranties were made at and as of such time, and Casino America shall have delivered to Crown a certificate dated the Closing Date and signed by it to such effect.

         7.2 Litigation. There shall not have been filed or threatened, any action, suit, proceeding or claim by any person, which if successful would have a material adverse effect on the business of Crown, Casino America, the Company or the transactions contemplated by this Agreement. No action or proceeding shall have been threatened or instituted against Crown, the Company or Casino America before a court or other governmental body by any person, governmental agency or public authority to restrain or prohibit the transactions contemplated by this Agreement or to obtain damages or other material relief in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby. In addition, no governmental agency shall have given notice to Crown, the Company or Casino America to the effect that consummation of the transactions contemplated by this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of the transactions contemplated hereby.

         7.3 Compliance with Agreements. Casino America shall have performed or complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, and Casino America shall have delivered to Crown a certificate dated the Closing Date and signed by it to such effect. The registration statement described in Exhibit A relating to the resale by Crown of the Casino America Stock shall have been declared effective by the Securities and Exchange Commission.

         7.4 Satisfactory Proceedings. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents referred to in this Section 7 or incident to any such transactions shall be reasonably satisfactory in form and substance to Crown and its counsel. Casino America shall furnish to Crown and its counsel such supporting documentation and evidence of the satisfaction of any or all of the conditions precedent specified in this Section 7 as Crown or its counsel may reasonably request.

         7.5 Hart-Scott-Rodino Filing and Approval. Crown and Casino America (and any other required parties) shall have made any filings with the Federal Trade Commission required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the required waiting periods thereunder shall have expired, and the parties shall not have received any objection to the consummation of the transactions contemplated by this Agreement.

         7.6 Amendment of Shareholders Agreement. The Shareholders Agreement dated June 9, 1995 between Crown and LRGP shall have been amended as reflected on Exhibit F.

         7.7 Regulatory Consents. Crown, Casino America, LRGP and the Company shall have received all applicable approvals of governmental authorities (including without limitation, the Gaming Commission and the Enforcement Division) to consummate the transactions contemplated by this Agreement.

         7.8 Financing Consents. Crown, Casino America, LRGP and the Company shall have obtained the consent of Nomura, Hibernia and all other creditors and third parties whose consent is necessary to consummate the transactions contemplated by this Agreement. In addition, Crown shall have received from Nomura and Hibernia an amendment to the Crown Subordination Agreement, whereby Crown shall not be prohibited from, and Nomura and Hibernia shall consent to, the conversion of the Additional Warrant, in addition to conversion of the Amended Original Warrant into shares of stock of Casino America.

         7.9 Delivery of Casino America Stock. Casino America shall have delivered the Casino America Stock to Crown, free and clear of any liens, encumbrances, rights, equities, security interests and other adverse claims whatsoever, except for the restrictions imposed by Sections 1.1(b) (as it pertains to the irrevocable proxy), 1.4 and 1.5 of this Agreement.

         7.10 Opinion of Counsel. Casino America shall have delivered to Crown an opinion of Casino America's counsel, dated the Closing Date, substantially in the form of Exhibit H hereto.

         Section 8. Broker and Finder's Fees. Crown represents and warrants to Casino America that it has not engaged or dealt with any person who may be entitled to any broker fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby. Casino America represents and warrants to Crown that it has not engaged or dealt with any broker or other person who may be entitled to any brokerage fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby. Each of the parties hereto shall indemnify and hold the others harmless against any and all claims, losses, liabilities or expenses which may be asserted against such other parties as a result of such first mentioned party's dealings, arrangements or agreements with any such broker or person.

         Section 9. Inspection and Expenses. Prior to the Closing, and subject to the execution of such confidentiality and limited use agreements as may be appropriate in the circumstances, Crown and its representatives shall be permitted to examine the books, records and properties of Casino America and to ask questions of and receive answers from Casino America's officers and Casino America will upon reasonable request furnish Crown with any information reasonably required in respect to Casino America's property, assets and business. No such examination, however, shall constitute a waiver or relinquishment on the part of Crown of its right to rely upon the covenants, representations and warranties made by Casino America herein. Crown and Casino America shall each bear their own expenses in connection with this Agreement and the transactions contemplated thereby.

         Section 10. Announcements. Casino America and Crown will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers. Except as otherwise required by applicable law, neither party without the consent of the other, will issue any press release concerning the transactions contemplated by this Agreement, it being the intent of the parties that any press releases will be issued simultaneously and the contents thereof will be approved by all parties.

         Section 11. Competition. For a period of two years after the Closing Date, Crown will not, alone or through an affiliated person or otherwise, or as a member or partner of any partnership, or similar entity, or as a 5% or more shareholder or investor in any corporation or other entity directly or indirectly owned or managed, or otherwise connected with, engage in the ownership, management or operation of gaming activities within a one hundred
(100) mile radius of the location of the Company's casino riverboat on the Calcasieu River in Calcasieu Parish, Louisiana. The provisions of this Section 11 shall not apply to the purchase or other acquisition of all or substantially all of the issued and outstanding capital stock of Crown by an unaffiliated third party (including, without limitation, a merger with an unaffiliated third party), if such third party, at the date of such acquisition or merger, already conducts gaming operations within the radius set forth herein.

         Section 12. Further Actions and Assurances. Crown, Casino America and the Company will execute and deliver any and all documents, and will cause any and all other action to be taken, either before or after Closing, which may be reasonably necessary or proper to effect or evidence the provisions of this Agreement and the transactions contemplated hereby.

         Section 13. Counterparts. This Agreement may be executed in several counterparts each of which is an original. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

         Section 14. Contents of Agreement; Parties in Interest; Etc.. This Agreement sets forth the entire understanding of the parties. Any previous agreements or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement. This Agreement may not be assigned by any party hereto without the prior written consent of the other party, except that Casino America may freely assign its rights pursuant to this Agreement to any of its affiliates or subsidiaries so long as Casino America remains a party to this Agreement and guarantees the full and faithful performance of any such affiliate or subsidiary. Subject to the foregoing, all representations, warranties, covenants, terms, conditions and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and assigns of Crown and Casino America.

         Section 15. Governing Law. This Agreement is being delivered and is intended to be performed in the State of Louisiana and shall be construed and enforced in accordance with the laws thereof.

         Section 16. Section Headings and Gender. The section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof. The use of the masculine pronoun herein when referring to any party has been for convenience only and shall be deemed to refer to the particular party intended regardless of the actual gender of such party.

         Section 17. Schedules and Exhibits. All Schedules and Exhibits referred to in this Agreement are intended to be and are hereby specifically made a part of this Agreement.

         Section 18. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by Casino America to or on Crown shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one Business Day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address is given in writing by Crown to Casino America) as follows:

                      Crown Casino Corporation
                      2415 West Northwest Highway
                      Suite 103
                      Dallas, Texas  75220

                      Attention:    Mr. Mark D. Slusser
                                    Vice President - Finance
                              and
                                    T. J. Falgout, III, Esq.
                                    Executive Vice President and General Counsel

         Any notice or demand which, by any provision of this Agreement, is required or permitted to be given or served by Crown to or on Casino America shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one Business Day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing by Casino America to Crown) as follows:

                           Casino America, Inc.
                           711 Washington Loop
                           Biloxi, Mississippi  39530

                           Attention:    John M. Gallaway
                                         President

                                   and

                           Allan B. Solomon, Esq.
                           Executive Vice President and General Counsel
                           Casino America, Inc.
                           2200 Corporate Boulevard, NW
                           Suite 310
                           Boca Raton, Florida 33431

         Section 19. Satisfaction of Conditions. Crown and Casino America agree in good faith to use their commercially reasonable efforts to bring about the satisfaction of the conditions specified in Sections 6 and 7 hereof, respectively.

         Section 20. Termination. This Agreement may be terminated at any time prior to the Closing (i) by consent of Crown and Casino America; (ii) by Casino America if any of the conditions described in Section 6 hereof have not been met as of the proposed Closing Date and have not been waived by Casino America; (iii) by Crown if any of the conditions described in Section 7 hereof have not been met as of the proposed Closing Date and have not been waived by Crown; or (iv) by any party if the Closing has not occurred by June 30, 1996. Any termination pursuant to this Section 20 shall be effective immediately upon the giving of notice by the terminating party to the other party. In the event of termination pursuant to this Section 20, this Agreement shall become null and void and no party shall have any obligations to any other party.

         Section 21. Exclusivity. From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement pursuant to Section 20 hereof, Crown and Casino America will not solicit or encourage inquiries or proposals with respect to, or furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition of the Crown Stock, the assets of the Company or any other matters contemplated by this Agreement, and Crown and Casino America shall instruct their officers, directors, agents and affiliates to refrain from doing so. Crown will notify Casino America immediately if any such serious inquiries or proposals are received by Crown or the Company, or if any such information is requested from Crown of the Company, or any such negotiations are sought to be initiated with Crown or the Company, and any response thereto shall be approved in advance by Casino America.

         Section 22. No Waiver. The failure by any party to enforce any of its rights hereunder shall not be deemed to be a waiver of such rights, unless such waiver is an express written waiver which has been signed by the waiving party. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provisions hereof.

         Section 23. Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing for a period of five (5) years thereafter, except that the representations and warranties contained in Sections 2.1, 2.2, 2.3, 2.5, 3.1, 3.2, 3.3 and 3.5 shall survive for the maximum period permitted by applicable law.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                                     CROWN CASINO CORPORATION


                                 By: _________________________________________
                                     Name:
                                     Title:


                                     CASINO AMERICA, INC.


                                 By: _________________________________________
                                     Name:
                                     Title:


Consented to and Agreed:

Louisiana River Site Development, Inc.


By:___________________________________________
Its:__________________________________________


Louisiana Riverboat Gaming Partnership
By:  Louisiana River Site Development, Inc.


By:___________________________________________
Its:__________________________________________


By:  CSNO, Inc.


By:___________________________________________
Its:__________________________________________

                                LIST OF EXHIBITS


                 Exhibit A                 Registration Agreement
                 Exhibit B                 Irrevocable Proxy
                 Exhibit C-1               Purchase Money Note A
                 Exhibit C-2               Purchase Money Note B
                 Exhibit D-1               Amended Original Warrant
                 Exhibit D-2               Additional Warrant
                 Exhibit E                 Joint Venture Term Sheet
                 Exhibit F                 Amendment to Shareholders Agreement
                 Exhibit G                 Crown Counsel Opinion
                 Exhibit H                 Casino America Counsel Opinion



                               LIST OF SCHEDULES

                 Schedule 2.3              Crown Consents
                 Schedule 2.6              Claims Against Crown and the Company
                 Schedule 3.3              Casino America Consents
                 Schedule 3.7              Claims Against Casino America
                 Schedule 5(c)             Guaranteed Liabilities
                 Schedule 5(d)             Certain Litigation





         Certain non-material exhibits and the schedules to this Agreement have been omitted from this filing, but will be provided to the Commission upon its request.

EXHIBIT A

                             REGISTRATION AGREEMENT


         THIS REGISTRATION AGREEMENT is made as of the ___ day of January, 1996, by and between CASINO AMERICA, INC., a Delaware corporation (the "Company"), and Crown Casino Corporation, a Texas corporation ("Crown").

                                    RECITALS

         WHEREAS, the Company and Crown are parties to a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement");

         WHEREAS, under the terms of the Stock Purchase Agreement, Crown proposes to acquire an aggregate of 1,850,000 shares of Common Stock of the Company (the "Shares"), the sale of which has not been registered under the Securities Act of 1933, as amended (the "Act");

          WHEREAS, in order to induce Crown to enter into the Stock Purchase Agreement and to consummate the transactions contemplated thereby, the Company hereby agrees to enter into this Agreement to register the Shares for resale with the Securities and Exchange Commission pursuant to the Stock Purchase Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. Unless the context otherwise requires, the following terms shall have the respective meanings indicated:

                 (a) The term "Act" means the Securities Act of 1933, as amended.

                 (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                 (c) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

                 (d) The term "register", "registered", and "registration" refer to a registration of the Shares for resale effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

                 (e) The term "SEC" means the United States Securities and Exchange Commission.

         2. Registration. Promptly following the date of this Agreement, the Company shall effect as soon as practicable the registration of all of the Shares for resale under the Act in accordance with the provisions of Section 4 of this Agreement.

         3. Offer and Sale. Not less than 2 nor more than 30 business days prior to any attempted sale of all or a portion of the Shares in accordance with the provisions of Section 4 of this Agreement, Crown shall notify the Company in writing of the fact of such proposed sale, and the Company shall within 2 business days of the receipt of such notice either deliver to Crown the certificate described in the following paragraph of this
Section 3 or notify Crown that such sale may proceed.

                 Notwithstanding the foregoing, if the Company shall furnish to Crown, a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, the proposed sale of Shares would take place at a time when there existed any material, non-public information regarding the Company, or that the proposed sale of Shares would require the Company to make public disclosure of information the premature disclosure of which would likely have a material adverse affect on the Company, and it is therefore beneficial to the Company or Crown for Crown to defer any proposed sale of Shares, the Company shall have the right to require Crown to refrain from selling Shares for a period of not more than 30 days from the original notice date referred to above.

         4. Obligations of the Company. To effect the registration of the Shares, the Company shall, as expeditiously as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Shares and use its commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of two (2) years from the date the Shares are issued to Crown or, if earlier, until the distribution contemplated in the Registration Statement is completed with respect to all Shares, provided, however, that SEC Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to Crown such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Crown may reasonably request in order to facilitate the disposition of the Shares.

                 (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Crown; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Crown shall also enter into and perform its obligations under such an agreement, if it is a party to such underwriting.

                 (f) Cause all such Shares registered pursuant hereto to be listed on each securities exchange (including NASDAQ) on which that class of securities issued by the Company are then listed.

                 (g) Provide a transfer agent and registrar for all Shares registered pursuant hereunder and a CUSIP number for all such Shares, in each case not later than the effective date of such registration.

         5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4 of this Agreement with respect to the Shares that Crown shall furnish to the Company such information regarding itself, the Shares and the intended method of disposition of such securities as shall be required to effect the registration of such Shares.

         6. Expenses of Registration. The Company shall bear all expenses incurred in connection with the registration, filing or qualification of the Shares, including all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company. All expenses related to the disposition of the Shares, including all underwriting discounts, brokerage commissions and transfer taxes as well as fees and disbursements of counsel for Crown shall be borne by Crown.

         7.      Indemnification.

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless Crown and each person, if any, who controls Crown within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed under the Act with respect to the Shares, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (a "Violation"); and the Company will pay to Crown, or such controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is affected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Crown or any such controlling person or underwriter acting for Crown.

                 (b) To the extent permitted by law, Crown will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such losses, claims, damages or liabilities occur in reliance upon and in conformity with written information furnished by Crown expressly for use in connection with such registration; and Crown will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Crown, which consent shall not be unreasonably withheld; and provided, that, in no event shall any indemnity under this subsection 7(b) exceed the net proceeds from the offering received by Crown.

                 (c)  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

                 (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                 (f)  The obligations of the Company and Crown under this
Section 7 shall survive the completion of any offering of the Shares pursuant to a registration statement under this Agreement, and otherwise.

         8. Reports Under Securities Exchange Act of 1934. With a view to making available to Crown the benefits of Form S-3 and SEC Rule 144 promulgated under the Act (subject to compliance with the applicable holding period in such Rule), the Company agrees to use its best efforts to:

                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, and

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act.

         9. "Market Stand-Off" Agreement. Crown hereby agrees that, during the period of duration specified by the Company and the underwriter in question of common stock or other securities of the Company which include a material equity component but in no event to exceed 30 days prior to the anticipated effective date of, and 120 days following the effective date of, a registration statement of the Company filed under the Act, (but in no event to exceed the time period agreed to by management of the Company) Crown shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any common stock of the Company held by Crown at any time during such period. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period.

                 Notwithstanding the foregoing, the obligations described in this Section 9 shall not apply (i) to a private, non-cash transaction by Crown,
(ii) to any transaction unless Crown has been offered the right and is permitted by the underwriter to participate in the underwritten offering in question for at least 500,000 (subject to adjustment for stock splits, dividends, etc.) of any shares of the common stock of the Company owned by it or which would be owned by it upon conversion of warrants (by reason of this Agreement or otherwise) or (iii) to a registration relating solely to an employee benefit plan of the Company on Form S-8 or a similar form which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction.

                 The provisions of this Section 9 shall terminate and be of no further force or effect once Crown's holdings of the Company's common stock (including common stock to be owned by Crown upon the exercise of any warrants) are less than or equal to 1% of the total issued and outstanding common stock of the Company.

         10. Termination of Registration. The Company shall cease to have any obligation pursuant to this Agreement on and after the earlier of two years from the issuance of the Shares to Crown or the date upon which all Shares held by Crown have been sold.

         11.     Miscellaneous.

                 (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

                 (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict-of-laws doctrine of such state or other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

                 (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express, or by other messenger), when sent by facsimile and confirmed by another method specified in this paragraph or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                          (i)  If to the Company, to:

                                  Casino America, Inc.
                                  711 Washington Loop
                                  Biloxi, Mississippi 39530
                                  Attn:  John M. Gallaway, President
                                  with a copy, given in the manner prescribed above, to:

                                  Casino America, Inc.
                                  2200 Corporate Boulevard, NW
                                  Suite 310
                                  Boca Raton, Florida 33431
                                  Attn:  Allan B. Solomon

                          (ii)    If to Crown, to:

                                  Crown Casino Corporation
                                  2415 West Northwest Highway
                                  Suite 103
                                  Dallas, Texas 75220
                                  Attn:  Mark D. Slusser

                                  with a copy, given in the manner prescribed above, to:

                                  Crown Casino Corporation
                                  2415 West Northwest Highway
                                  Suite 103
                                  Dallas, Texas 75220
                                  Attn:  T. J. Falgout, III

         In addition, notice by mail shall be by air mail if posted outside of the continental United States.

         Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                 (d) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                 (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                 (f) Entire Agreement. Except for the Investment Letter of even date therewith between the Company and Crown, this Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                 (g) Paragraph Headings. The paragraph headings in this Agreement are for convenience only, they form no part of this Agreement and shall not affect its interpretation.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                              CASINO AMERICA, INC.



                           By:_______________________________________________



                              CROWN CASINO CORPORATION



                           By:_______________________________________________

EXHIBIT C-1


                                PROMISSORY NOTE
                            (Purchase Money Note A)

$10,000,000.00              New Orleans, Louisiana          [CLOSING DATE], 1996


                 FOR VALUE RECEIVED, the undersigned, LOUISIANA RIVERBOAT GAMING PARTNERSHIP, a Louisiana partnership (hereinafter called the "Maker") promises to pay to the order of CROWN CASINO CORPORATION, a Texas corporation (hereinafter called the "Payee"), at its offices at 2415 W. Northwest Highway, Suite 103, Dallas, Texas 75220, in lawful money of the United States of America, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), together with interest on the unpaid principal balance from and after date hereof until maturity at a fixed rate per annum which shall from day to day be equal to eleven and one-half percent (11.5%) per annum, computed on the basis of a year of 365 or 366 days, as the case may be, and for the actual number of days elapsed (including the first day but excluding the last day). All past due principal and interest shall bear interest from and after maturity until paid, regardless of how maturity occurs, at an interest rate which, from day to day, shall be equal to eighteen percent (18%) per annum.

                 This Note is Purchase Money Note A as defined in the Stock Purchase Agreement (the "Stock Purchase Agreement") dated January [DATE], 1996 by and among the Payee and Casino America, Inc. It has been executed contemporaneously with Purchase Money Note B as defined in the Stock Purchase Agreement. It has replaced the $20 million Promissory Note dated June 9, 1995 by the Maker to the order of the Payee (the "Purchase Money Note") as recited in the Stock Purchase Agreement. This Note and Purchase Money Note B shall be secured by the Security Agreement - Pledge (the "Pledge Agreement") dated June 9, 1995 by the Maker in favor of the Payee, and shall be subject to the Hibernia Subordination Agreement and the Nomura Subordination Agreement (as defined in legends on the last pages of this Note). To the extent that the Pledge Agreement, the Hibernia Subordination Agreement or the Nomura Subordination Agreement refer to the Purchase Money Note, they shall henceforth be deemed to refer with equal effect to this Note and Purchase Money Note B, collectively. If the Maker refinances any or all of the indebtedness to which this Note is subordinated with the same or other persons, this Note and Purchase Money Note B shall be subordinated to such refinancing indebtedness but only to the extent of the lesser of $45 million or the principal balance of the indebtedness being refinanced as of the date of the refinancing.

                 Interest on the outstanding principal balance of this Note shall be due and payable monthly as it accrues on the first Business Day of each and every calendar month from [COMMENCEMENT DATE], 1996 through the first Business Day of [THE COMMENCEMENT DATE], 2001 (or, if not a Business Day, the first Business Day thereafter). The first payments under this Note and Purchase Money Note B shall collectively represent all interest accrued under the Purchase Money Note through the date of this Note, and shall respectively represent the interest accrued under this Note and Purchase Money Note B from the date of this Note through the Commencement Date.





                                    C-1 / 1

One-half (1/2) of such interest accrued under the Purchase Money Note through the date of this Note shall be paid by the Maker hereunder, and the balance shall be paid by the Maker pursuant to Purchase Note B. After [THE COMMENCEMENT DATE], 1997, the outstanding principal of this Note shall be due and payable in seventeen (17) equal quarterly installments of principal beginning on the [THE COMMENCEMENT DATE], 1997 (or, if not a Business Day, the first Business Day thereafter), continuing on the first Business Day of each third month thereafter and ending on [THE COMMENCEMENT DATE], 2001, on which date the then remaining balance of principal and accrued, unpaid interest shall be due and payable in full.

                 As used herein, the term "Business Day" shall mean any day other than a day on which commercial banks in the State of Texas are authorized to be closed. Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee and handled in collection in the customary manner, but the same shall not constitute payment or diminish any rights of the Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee.

                 If any installment or payment of principal or interest of this Note or Purchase Money Note B is not paid when due, and such installment is not paid within ten (10) days of the scheduled due date thereof; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note, including without limitation, the Security Agreement granting to the Payee a security interest in and pledge of all of the Maker's fifty percent (50%) of the issued and outstanding capital stock in St. Charles Gaming Company, Inc. ("Maker's SCGC Stock"); thereupon, at the option of the Payee, the principal and unpaid accrued interest on this Note shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by the Maker.

                 If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of any attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, the Maker agrees to pay the Payee its collection costs, including reasonable attorney's fees. The Maker is and shall be directly and primarily liable for the payment of all sums called for hereunder, and the Maker hereby expressly waives bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and the Maker hereby consents to and agrees to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security for this Note, in whole or in part, with or without notice, from time to time, before or after maturity.

                 The Maker shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note, without notice, penalty or fee. Such advances or prepayments will be applied, first to the payment of installments of principal in the inverse order of maturity.

                 It is expressly provided and stipulated that notwithstanding any provision of this Note or any other instrument evidencing or securing the loan evidenced hereby, in no event shall the





                                    C-1 / 2
aggregate of all interest paid by the Maker to the Payee under this Note ever exceed the Maximum Rate on the principal balance of this Note from time to time advanced and remaining unpaid. In this connection, it is expressly stipulated and agreed that it is the intent of the Payee and the Maker in the execution and delivery of this Note to contract in strict compliance with the Applicable Laws. In furtherance thereof, none of the terms of this Note or any other instrument evidencing or securing the loan evidenced hereby, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate permitted to be charged of the Maker under such laws. The Maker or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall never be liable for interest in excess of the Maximum Rate, and the provision of this paragraph and the immediately succeeding paragraph shall govern over all other provisions of this Note and any instruments evidencing or securing the loan evidenced hereby, should such provisions be in apparent conflict herewith.

                 Specifically and without limiting the generality of the foregoing paragraph, it is expressly provided that:

                 i) In the event of prepayment of the principal of this Note (if permitted hereunder) or the payment of the principal of this Note prior to the stated maturity date hereof resulting from acceleration of maturity of this Note, if the aggregate amounts of interest accruing hereon prior to such payment plus the amount of any interest accruing after maturity and plus any other amounts paid or accrued in connection with the loan evidenced hereby which by Applicable Law are deemed interest on the loan evidenced by this Note and which aggregate amount paid or accrued (if calculated in accordance with the provisions of this Note other than this paragraph) would exceed the Maximum Rate, then in such event the amount of such excess shall be credited, as of the date paid, toward the payment of principal of this Note so as to reduce the amount of the final payment of principal due on this Note;

                 ii) If under any circumstance the aggregate amounts paid on the loan evidenced by this Note prior to and incident to the final payment hereof include amounts which by Applicable Law are deemed interest and which would exceed the Maximum Rate, the Maker stipulates that such payment and collection will have been and will be deemed to have been the result of a mathematical error on the part of both the Maker and the Payee, and any excess shall be credited on the Note by the Payee. If this Note shall have been paid in full, the party receiving such excess payment shall promptly refund the amount of such excess (to the extent only of the excess of such interest payments above the Maximum Rate) upon the discovery of such error by the party receiving such payment or notice thereof from the party making such payment; and

                 iii) All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed interest shall, to the extent provided by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.





                                    C-1 / 3

                 All notices required or permitted under this Note shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or deposited with the United States Postal Service, postage prepaid, certified mail, return receipt requested, to the Maker at the address set forth below, or at such other address of which the Maker shall have notified the President or any Vice President of the Payee in writing at least thirty (30) days prior to the date of the Payee giving such notice. Where appropriate, any pertinent noun, verb or pronoun shall be construed and interpreted to include both the proper number and gender. This Note shall not be renewed, extended, or modified except by a written instrument evidencing the same.

                 Notwithstanding anything to the contrary contained herein or in any instrument securing the payment hereof, including without limitation, the Pledge Agreement, the exclusive remedy of the Payee for the failure of the Maker to pay all or any portion of the principal owing hereunder shall be limited to proceeding against the properties, rights and estates described in and encumbered by the Pledge Agreement, and no attachment, execution, or other writ or process shall be sought, issued, or levied upon any other assets, properties, or funds of the Maker. The provisions of this paragraph shall only be applicable to a default by the Maker in the payment of the principal portion hereof, and the Payee has and shall continue to possess full recourse against the Maker for the payment of all interest accrued hereon through the earlier to occur of (i) [THE COMMENCEMENT DATE], 2001, or (ii) the date on which the Payee conducts a foreclosure sale on the Maker's SCGC Stock.

                 "Applicable Law" means that law in effect from time to time and applicable to this Note which permits the charging and collection of the highest permissible lawful nonusurious rate of interest on this Note, including laws of the State of Texas and laws of the United States of America. It is intended that Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended (Article 5069-1.04, as amended, Vernon's Texas Civil Statutes) shall be included in the laws of the State of Texas in determining applicable Law; and for the purpose of applying Article 1.04 to this Note, the interest ceiling applicable to this Note under Article 1.04 shall be the indicated rate ceiling from time to time in effect.

                 "Maximum Rate" means the maximum lawful nonusurious rate of interest (if any) which under Applicable Law the Payee is permitted to charge the Maker on this Note from time to time.

                 As permitted by Article 5069-15.10(b), Title 79, Revised Civil Statutes of Texas, 1925, as amended (Article 5069-15.10(B), as amended, Vernon's Texas Civil Statutes), the Maker and the Payee have agreed that the provisions of Chapter 15 of Title 79, as amended, shall not be applicable to this Note or any "Account" or "Arrangement" (as such terms are defined in Article 5069-15.01 of Title 79) which may exist by virtue of this Note or the instruments securing this Note.

                 This Note shall be construed under and governed by the laws of the State of Texas and applicable federal law.





                                    C-1 / 4

                 THIS PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                      MAKER:
Address of Maker:
                                      LOUISIANA RIVERBOAT GAMING PARTNERSHIP,
                                       a Louisiana general partnership
711 Isle of Capri Blvd.
Shreveport, LA  71111
                                   By:  Louisiana River Site Development, Inc.,
                                        General Partner, a wholly-owned
                                        subsidiary of Louisiana Downs, Inc.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



                                   By:  CSNO, Inc., General Partner, a
                                        wholly-owned subsidiary of
                                        Casino America, Inc.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________




                                    C-1 / 5

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE SUBORDINATION AGREEMENT, DATED JUNE 9, 1995 (THE "HIBERNIA SUBORDINATION AGREEMENT") BY AND AMONG CROWN CASINO CORPORATION, LOUISIANA RIVERBOAT GAMING PARTNERSHIP, AND HIBERNIA NATIONAL BANK, AS BANK REFERRED TO IN THE SUBORDINATION AGREEMENT, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME.

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE CROWN SUBORDINATION AGREEMENT, DATED JULY 20, 1995 (THE "NOMURA SUBORDINATION AGREEMENT") BY AND AMONG CROWN CASINO CORPORATION, LOUISIANA RIVERBOAT GAMING PARTNERSHIP, NOMURA HOLDING AMERICA, INC., AND FIRST NATIONAL BANK OF COMMERCE, AS AGENT REFERRED TO IN THE SUBORDINATION AGREEMENT, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME.





                                    C-1 / 6

EXHIBIT C-2


                                PROMISSORY NOTE
                            (Purchase Money Note B)

$10,000,000.00               New Orleans, Louisiana         [CLOSING DATE], 1996


                 FOR VALUE RECEIVED, the undersigned, LOUISIANA RIVERBOAT GAMING PARTNERSHIP, a Louisiana partnership (hereinafter called the "Maker") promises to pay to the order of CROWN CASINO CORPORATION, a Texas corporation (hereinafter called the "Payee"), at its offices at 2415 W. Northwest Highway, Suite 103, Dallas, Texas 75220, in lawful money of the United States of America, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), together with interest on the unpaid principal balance from and after date hereof until maturity at a fixed rate per annum which shall from day to day be equal to eleven and one-half percent (11.5%) per annum, computed on the basis of a year of 365 or 366 days, as the case may be, and for the actual number of days elapsed (including the first day but excluding the last day). All past due principal and interest shall bear interest from and after maturity until paid, regardless of how maturity occurs, at an interest rate which, from day to day, shall be equal to eighteen percent (18%) per annum.

                 This Note is Purchase Money Note B as defined in the Stock Purchase Agreement (the "Stock Purchase Agreement") dated January [DATE], 1996 by and among the Payee and Casino America, Inc. It has been executed contemporaneously with Purchase Money Note A as defined in the Stock Purchase Agreement. It has replaced the $20 million Promissory Note dated June 9, 1995 by the Maker to the order of the Payee (the "Purchase Money Note") as recited in the Stock Purchase Agreement. This Note and Purchase Money Note A shall be secured by the Security Agreement - Pledge (the "Pledge Agreement") dated June 9, 1995 by the Maker in favor of the Payee, and shall be subject to the Hibernia Subordination Agreement and the Nomura Subordination Agreement (as defined in legends on the last pages of this Note). To the extent that the Pledge Agreement, the Hibernia Subordination Agreement or the Nomura Subordination Agreement refer to the Purchase Money Note, they shall henceforth be deemed to refer with equal effect to this Note and Purchase Money Note A, collectively. If the Maker refinances any or all of the indebtedness to which this Note is subordinated with the same or other persons, this Note and Purchase Money Note A shall be subordinated to such refinancing indebtedness but only to the extent of the lesser of $45 million or the principal balance of the indebtedness being refinanced as of the date of the refinancing.

                 Interest on the outstanding principal balance of this Note shall be due and payable monthly as it accrues on the first Business Day of each and every calendar month from [COMMENCEMENT DATE], 1996 through [THE COMMENCEMENT DATE], 2001 (or, if not a Business Day, the first Business Day thereafter), on which date the then remaining balance of principal and accrued, unpaid interest shall be due and payable in full. The first payments under this Note and Purchase Money Note A shall collectively represent all interest accrued under the Purchase Money Note through the date of this Note, and shall respectively represent the interest accrued under this





                                    C-2 / 1

Note and Purchase Money Note A from the date of this Note through the Commencement Date. One-half (1/2) of such interest accrued under the Purchase Money Note through the date of this Note shall be paid by the Maker hereunder, and the balance shall be paid by the Maker pursuant to Purchase Note A.

                 As used herein, the term "Business Day" shall mean any day other than a day on which commercial banks in the State of Texas are authorized to be closed. Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Payee and handled in collection in the customary manner, but the same shall not constitute payment or diminish any rights of the Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee.

                 If any installment or payment of principal or interest of this Note or Purchase Money Note A is not paid when due, and such installment is not paid within ten (10) days of the scheduled due date thereof; or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note, including without limitation, the Security Agreement granting to the Payee a security interest in and pledge of all of the Maker's fifty percent (50%) of the issued and outstanding capital stock in St. Charles Gaming Company, Inc. ("Maker's SCGC Stock"); thereupon, at the option of the Payee, the principal and unpaid accrued interest on this Note shall become and be due and payable forthwith without demand, notice of default or of intent to accelerate the maturity hereof, notice of acceleration, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived by the Maker.

                 If this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of any attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, the Maker agrees to pay the Payee its collection costs, including reasonable attorney's fees. The Maker is and shall be directly and primarily liable for the payment of all sums called for hereunder, and the Maker hereby expressly waives bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and the Maker hereby consents to and agrees to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or partial prepayments hereon, or any release or substitution of security for this Note, in whole or in part, with or without notice, from time to time, before or after maturity.

                 The Maker shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note, without penalty or fee, but only upon fifteen (15) days' prior notice to the Payee. Such advances or prepayments will be applied, first to the payment of installments of principal in the inverse order of maturity.

                 It is expressly provided and stipulated that notwithstanding any provision of this Note or any other instrument evidencing or securing the loan evidenced hereby, in no event shall the aggregate of all interest paid by the Maker to the Payee under this Note ever exceed the Maximum Rate on the principal balance of this Note from time to time advanced and remaining unpaid. In this connection, it is expressly stipulated and agreed that it is the intent of the Payee and the Maker in the execution and delivery of this Note to contract in strict compliance with the Applicable Laws.





                                    C-2 / 2

In furtherance thereof, none of the terms of this Note or any other instrument evidencing or securing the loan evidenced hereby, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate permitted to be charged of the Maker under such laws. The Maker or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall never be liable for interest in excess of the Maximum Rate, and the provision of this paragraph and the immediately succeeding paragraph shall govern over all other provisions of this Note and any instruments evidencing or securing the loan evidenced hereby, should such provisions be in apparent conflict herewith.

                 Specifically and without limiting the generality of the foregoing paragraph, it is expressly provided that:

                 i) In the event of prepayment of the principal of this Note (if permitted hereunder) or the payment of the principal of this Note prior to the stated maturity date hereof resulting from acceleration of maturity of this Note, if the aggregate amounts of interest accruing hereon prior to such payment plus the amount of any interest accruing after maturity and plus any other amounts paid or accrued in connection with the loan evidenced hereby which by Applicable Law are deemed interest on the loan evidenced by this Note and which aggregate amount paid or accrued (if calculated in accordance with the provisions of this Note other than this paragraph) would exceed the Maximum Rate, then in such event the amount of such excess shall be credited, as of the dated paid, toward the payment of principal of this Note so as to reduce the amount of the final payment of principal due on this Note;

                 ii) If under any circumstance the aggregate amounts paid on the loan evidenced by this Note prior to and incident to the final payment hereof include amounts which by Applicable Law are deemed interest and which would exceed the Maximum Rate, the Maker stipulates that such payment and collection will have been and will be deemed to have been the result of a mathematical error on the part of both the Maker and the Payee, and any excess shall be credited on the Note by the Payee. If this Note shall have been paid in full, the party receiving such excess payment shall promptly refund the amount of such excess (to the extent only of the excess of such interest payments above the Maximum Rate) upon the discovery of such error by the party receiving such payment or notice thereof from the party making such payment; and

                 iii) All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed interest shall, to the extent provided by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

                 All notices required or permitted under this Note shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or deposited with the United States Postal Service, postage prepaid, certified mail, return receipt requested, to the Maker at the address set forth below, or at such other address of which the Maker





                                    C-2 / 3
shall have notified the President or any Vice President of the Payee in writing at least thirty (30) days prior to the date of the Payee giving such notice. Where appropriate, any pertinent noun, verb or pronoun shall be construed and interpreted to include both the proper number and gender. This Note shall not be renewed, extended, or modified except by a written instrument evidencing the same.

                 Notwithstanding anything to the contrary contained herein or in any instrument securing the payment hereof, including without limitation, the Pledge Agreement, the exclusive remedy of the Payee for the failure of the Maker to pay all or any portion of the principal owing hereunder shall be limited to proceeding against the properties, rights and estates described in and encumbered by the Pledge Agreement, and no attachment, execution, or other writ or process shall be sought, issued, or levied upon any other assets, properties, or funds of the Maker. The provisions of this paragraph shall only be applicable to a default by the Maker in the payment of the principal portion hereof, and the Payee has and shall continue to possess full recourse against the Maker for the payment of all interest accrued hereon through the earlier to occur of (i) [THE COMMENCEMENT DATE], 2001, or (ii) the date on which the Payee conducts a foreclosure sale on the Maker's SCGC Stock.

                 "Applicable Law" means that law in effect from time to time and applicable to this Note which permits the charging and collection of the highest permissible lawful nonusurious rate of interest on this Note, including laws of the State of Texas and laws of the United States of America. It is intended that Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended (Article 5069-1.04, as amended, Vernon's Texas Civil Statutes) shall be included in the laws of the State of Texas in determining applicable Law; and for the purpose of applying Article 1.04 to this Note, the interest ceiling applicable to this Note under Article 1.04 shall be the indicated rate ceiling from time to time in effect.

                 "Maximum Rate" means the maximum lawful nonusurious rate of interest (if any) which under Applicable Law the Payee is permitted to charge the Maker on this Note from time to time.

                 As permitted by Article 5069-15.10(b), Title 79, Revised Civil Statutes of Texas, 1925, as amended (Article 5069-15.10(B), as amended, Vernon's Texas Civil Statutes), the Maker and the Payee have agreed that the provisions of Chapter 15 of Title 79, as amended, shall not be applicable to this Note or any "Account" or "Arrangement" (as such terms are defined in Article 5069-15.01 of Title 79) which may exist by virtue of this Note or the instruments securing this Note.

                 The Payee shall have the collective rights and options to convert (the "Conversion Rights") up to the lesser of (a) the outstanding principal balance of this Note on the date such option is exercised by the Payee, or (b) Ten Million and No/100 Dollars ($10,000,000.00) of the principal hereof, into shares of the Common Stock of Casino America, Inc., a Delaware corporation ("Casino America"), the parent corporation of CSNO, Inc., a general partner of the Maker, at a conversion rate of Twelve and No/100 Dollars ($12.00) per share. The Conversion Rights may be exercised by the Payee pursuant to the terms of that certain Amended and Restated Warrant to Purchase up to 416,667 Shares of Common Stock of even date herewith executed by Casino America in favor





                                    C-2 / 4
of the Payee and that certain Additional Warrant to Purchase up to 416,667 Shares of Common Stock of even date herewith executed by Casino America in favor of the Payee.

                 This Note shall be construed under and governed by the laws of the State of Texas and applicable federal law.

                 THIS PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  MAKER:
Address of Maker:
                                  LOUISIANA RIVERBOAT GAMING PARTNERSHIP,
                                   a Louisiana general partnership
711 Isle of Capri Blvd.
Shreveport, LA  71111
                                  By:  Louisiana River Site Development, Inc.,
                                       General Partner, a wholly-owned
                                       subsidiary of Louisiana Downs, Inc.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________



                                  By:  CSNO, Inc., General Partner, a
                                       wholly-owned subsidiary of Casino
                                       America, Inc.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________




                                    C-2 / 5

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE SUBORDINATION AGREEMENT, DATED JUNE 9, 1995 (THE "HIBERNIA SUBORDINATION AGREEMENT") BY AND AMONG CROWN CASINO CORPORATION, LOUISIANA RIVERBOAT GAMING PARTNERSHIP, AND HIBERNIA NATIONAL BANK, AS BANK REFERRED TO IN THE SUBORDINATION AGREEMENT, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME.

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE CROWN SUBORDINATION AGREEMENT, DATED JULY 20, 1995 (THE "NOMURA SUBORDINATION AGREEMENT") BY AND AMONG CROWN CASINO CORPORATION, LOUISIANA RIVERBOAT GAMING PARTNERSHIP, NOMURA HOLDING AMERICA, INC., AND FIRST NATIONAL BANK OF COMMERCE, AS AGENT REFERRED TO IN THE SUBORDINATION AGREEMENT, AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME.





                                    C-2 / 6

EXHIBIT D-1


                            Amended Original Warrant


THE SECURITIES REPRESENTED BY THIS WARRANT, INCLUDING THE UNDERLYING COMMON STOCK, HAVE NOT BEEN REGISTERED WITH, APPROVED OR OTHERWISE REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE AGENCY. THE SECURITIES HAVE BEEN ISSUED TO THE PERSON WHOSE NAME APPEARS ON THE FACE OF THIS WARRANT IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAW. BEFORE THIS WARRANT MAY BE TRANSFERRED TO ANY THIRD PARTY, AN OPINION OF COUNSEL MUST BE OBTAINED STATING THAT THE OFFER, SALE OR PURCHASE, AS THE CASE MAY BE, WILL NOT VIOLATE FEDERAL OR ANY STATE'S SECURITIES LAWS. THESE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS IMPOSED BY THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION. A COPY OF THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS CAN BE OBTAINED AT THE OFFICES OF THE CORPORATION.


                              Amended and Restated

                              Warrant to Purchase
                                     Up To
                         416,667 Shares of Common Stock


                              CASINO AMERICA, INC.

             (Incorporated under the laws of the State of Delaware)

                             STOCK PURCHASE WARRANT

        Void after 5:00 p.m., Eastern Standard Time, on __________, 2001

         This is to certify that Crown Casino Corporation ("Holder"), or its assigns, is entitled, subject to the terms and conditions hereinafter set forth, on or before 5:00 p.m. Eastern Standard Time, on _______________, 2001 to purchase up to 416,667 Shares of Common Stock ("Share(s)") of Casino America, Inc. (the "Company") from the Company at an exercise price of $12.00 Dollars (the "Exercise Price") per Share. Upon presentation and surrender of this Warrant, together with the form of subscription duly executed and the payment to the Company of the Exercise Price in the





                                    D-1 / 1
manner provided in Section 1 hereof, the Holder will be entitled to    receive
a certificate representing the Shares so purchased. If this Warrant is exercised in respect of less than all of the Shares covered hereby, then Holder shall be entitled to receive a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised.

         1. The purchase rights represented by this Warrant are exercisable at the option of the Holder at any time within the period specified above in increments of not less than $1,000,000, for all or any whole number of Shares which are subject to this Warrant. The Company agrees to reserve from its authorized and unissued shares a sufficient number of unissued Shares to provide for the issuance and delivery of all shares purchasable pursuant to this Warrant. This Warrant is exercisable only in exchange for the forgiveness and cancellation of outstanding principal due and payable under that certain Purchase Money Note B (the "Note") dated ____________, 1996 issued to Holder by the Louisiana Riverboat Gaming Partnership and in no event may the amount of such redemption exceed $5,000,000. This Warrant is issued in exchange for that certain warrant dated June 9, 1995 between Holder and Company which is hereby cancelled.

         2. Except to the extent that this Warrant expressly provides otherwise, the Holder shall not be entitled to any of the rights of a shareholder of the Company; but immediately upon the exercise of this Warrant and upon payment and receipt by the Company as provided herein, the Holder shall be deemed a record owner of the shares so purchased and, as such, shall have all of the rights of such a record owner.

         3. Subject to the limitations and restrictions provided herein and by operation of federal and state securities laws, this Warrant and all rights hereunder are transferable by the Holder to a transferee of the Note, in person or by duly authorized attorney, on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Shares when issued shall be validly issued, fully paid and nonassessable.

         4. The Company may deem and treat the Holder as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         5. Unless such exercise is registered or exempt from registration under federal and state security laws, this Warrant shall not be exercisable except for a security which at the time of such exercise is exempt under the Securities Act, is the subject matter of an exempt transaction, is registered by description, by coordination, or by qualification, or at such time is the subject matter of a transaction which has been registered by description.

         6. The number of Shares purchasable pursuant to this Warrant and/or the Exercise Price shall be subject to adjustment from time to time as hereinafter set forth in the following subsections of this Section 6.

                 a. In any of the following events, occurring hereafter, appropriate adjustment shall be made in the number of Shares purchasable pursuant to this Warrant and/or the Exercise Price, so as to maintain the proportionate interest of the Holder: (i) recapitalization of the Company through a split-up of the outstanding common shares or a combination of the outstanding common





                                    D-1 / 2
shares into a lesser number; (ii) declaration of a dividend on the common shares, payable in common shares or other securities convertible into common shares; or (iii) any stock split or reverse stock split with respect to the common shares. Irrespective of any adjustment or change in the purchase price per share or in the number of the Shares purchasable pursuant to this Warrant, such Warrant may continue to express the purchase price per share and the number of shares purchasable hereunder as expressed when initially issued.

                 b. If the Company offers for subscription any of its shares of capital stock or other securities convertible into common shares, to the record owners of the common shares as a class or classes, the Holder shall be entitled to subscribe for the same number of common shares as the Holder would have been entitled to purchase had the Holder theretofore fully exercised this Warrant and become a shareholder.

                 c. In the event that the Company, or any successor, shall be consolidated or merged with or into another entity, or all or substantially all of the Company's assets shall be sold to another corporation in exchange for stock with the view of distributing such stock to the Company's shareholders, the Holder shall have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance, and adequate provisions to that effect shall be made a condition of such consolidation, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section of the Warrant.
The Holder shall receive notice of any such transaction.

                 d. In the event that any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, shall at any time be proposed, the Company shall give to the Holder at least 20 days' prior written notice of the date as of which the record owners of the Shares will be fixed in respect of their right to exchange their Shares for the securities or other property distributable upon such dissolution, liquidation or winding up. In the event that such dissolution, liquidation or winding up shall actually take place, this Warrant and all rights with respect hereto shall automatically terminate and become null and void as of the fixed date referred to above.

                 e. Upon the occurrence of any event requiring any adjustment of the number of Shares purchasable pursuant to this Warrant and/or the purchase price per share, the Company shall promptly give to the Holder written notice thereof and the adjustment(s) resulting therefrom, which notice shall set forth in reasonable detail the computations which constitute the basis for such adjustment(s). The Company's Board of Directors shall in good faith determine all such adjustments, which shall be binding upon the parties.

         7. Each certificate for the Shares purchasable pursuant to this Warrant will, when issued, bear a legend which describes and/or refers to the restrictions imposed on the transfer of the Shares by federal and state securities laws as well as any standard gaming legend then required to be affixed to the certificates by any state regulatory authorities.





                                    D-1 / 3

         8.      a.       The Holder may request on a one-time basis
registration under the Securities Act of 1993, as amended (the "Act"), and appropriate state securities laws, of all or part of the Shares. Promptly upon receipt of such request, the Company will prepare and file a registration statement with the Securities and Exchange Commission ("SEC") with respect to the Shares to be registered, and use its best efforts to cause such registration statement to become effective.

                 b. The Company shall advise the Holder by written notice at least twenty (20) days prior to the filing of any new registration statement or post-effective amendment thereto under the Act covering securities of the Company and will, upon request include in any such new registration statement (and any related qualification under blue sky laws or other compliance) such information as may be required to permit a public offering of all or any portion of the Shares.

                 c. However, no such obligations shall apply (i) to a registration statement on Forms S-4 or S-8; (ii) if any underwriter of the Company's securities determines for any reason that it would not permit such registration; or (iii) if the Holder has had two prior opportunities to have its securities registered.

                 d. The Company and the Holder shall supply and furnish indemnification in the manner set forth herein.

                 e. The following provisions of this Section shall also be applicable:

                          (i)  The Holder shall bear all of the fees and
disbursements of its own counsel and its pro rata share of any registration fees, transfer taxes or underwriting discounts or commissions or other underwriting compensation and charges applicable to the Shares sold by it pursuant hereto; the Company shall pay all other costs, expenses, commissions and other fees of such registration.

                          (ii)  The Company shall indemnify and hold harmless
the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for such Holder any Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein. The Holder or underwriter shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by such Holder or underwriter expressly for use therein.





                                    D-1 / 4

                 f. The Company's agreements in this Section shall continue in effect regardless of the exercise and surrender of this Warrant.

                 g. This right of registration shall in all instances be subject and limited to a proration of securities if requested by an underwriter, with all other Shareholders of the Company who own restricted securities and who request registration at such time.

                 h. In the case of the filing of a registration statement pursuant to Section 8a. hereof, the Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, and shall use the best efforts to keep such registration statement effective for a period of one hundred eighty (180) days or upon notice from the Holder that the Shares subject to the registration statement have been sold, whichever occurs first.

                 i. The Company shall furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares subject thereto.

                 j. The Company will use its best efforts to register and qualify the Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

         9. Notices herein required or permitted to be given to the Holder by the Company shall be given by first class mail, postage prepaid, addressed to the Holder at the address of such Holder appearing in the records of the Company and shall be deemed to have been given when sent pursuant to the provisions hereof.

         10. This Warrant shall be construed in accordance with the laws of the State of Delaware.

         11. The term "Holder" means the original holder of this Warrant and any transferee of this Warrant to whom the Note and this Warrant and the rights hereunder are assigned in accordance with Paragraph 3 hereof.





                                    D-1 / 5

         IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be duly executed on this ____ day of ____________, 1996.


                              CASINO AMERICA, INC.


                          By: ________________________________________________





                                    D-1 / 6

                               Subscription Form

              (To be executed by the Holder to exercise the rights
            to purchase the Shares evidenced by the within Warrant)

CASINO AMERICA, INC.
2200 Corporate Boulevard, NW
Suite 310
Boca Raton, Florida 33431

         The undersigned hereby irrevocably subscribes for _______ Shares pursuant to and in accordance with the terms and conditions of this Warrant, herewith encloses the purchase price therefor in the form permitted by this Warrant and requests that a certificate for the Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable pursuant to this Warrant, please issue a new warrant of like tenor for the balance of the remaining Shares purchasable under this Warrant to be delivered to the undersigned at the address provided below.


Date:____________________                  Signed:______________________________

                                           Address:_____________________________
                                                   _____________________________




                                    D-1 / 7

                                ASSIGNMENT FORM


                 FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto

Name:__________________________________________________________________________


Address:_______________________________________________________________________

the right to purchase Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint ___________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date:_______________________, 199_

Signature:______________________________________________

Signature Guaranty:_____________________________________

(By a member of the New York Stock Exchange or a commercial bank or trust company in New York City)





                                    D-1 / 8

EXHIBIT D-2


                               Additional Warrant

THE SECURITIES REPRESENTED BY THIS WARRANT, INCLUDING THE UNDERLYING COMMON STOCK, HAVE NOT BEEN REGISTERED WITH, APPROVED OR OTHERWISE REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE AGENCY. THE SECURITIES HAVE BEEN ISSUED TO THE PERSON WHOSE NAME APPEARS ON THE FACE OF THIS WARRANT IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAW. BEFORE THIS WARRANT MAY BE TRANSFERRED TO ANY THIRD PARTY, AN OPINION OF COUNSEL MUST BE OBTAINED STATING THAT THE OFFER, SALE OR PURCHASE, AS THE CASE MAY BE, WILL NOT VIOLATE FEDERAL OR ANY STATE'S SECURITIES LAWS. THESE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS IMPOSED BY THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION. A COPY OF THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS CAN BE OBTAINED AT THE OFFICES OF THE CORPORATION.


                                   Additional

                              Warrant to Purchase
                                     Up To
                         416,667 Shares of Common Stock


                              CASINO AMERICA, INC.

             (Incorporated under the laws of the State of Delaware)

                             STOCK PURCHASE WARRANT

       Void after 5:00 p.m., Eastern Standard Time, on ____________, 2001

         This is to certify that Crown Casino Corporation ("Holder"), or its assigns, is entitled, subject to the terms and conditions hereinafter set forth, on or before 5:00 p.m. Eastern Standard Time, on ___________, 2001 to purchase up to 416,667 Shares of Common Stock ("Share(s)") of Casino America, Inc. (the "Company") from the Company at an exercise price of $12.00 Dollars (the "Exercise Price") per Share. Upon presentation and surrender of this Warrant, together with the form of subscription duly executed and the payment to the Company of the Exercise Price in the





                                    D-2 / 1
manner provided in Section 1 hereof, the Holder will be entitled to    receive
a certificate representing the Shares so purchased. If this Warrant is exercised in respect of less than all of the Shares covered hereby, then Holder shall be entitled to receive a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised.

         1. The purchase rights represented by this Warrant are exercisable at the option of the Holder at any time within the period specified above in increments of not less than $1,000,000, for all or any whole number of Shares which are subject to this Warrant. The Company agrees to reserve from its authorized and unissued shares a sufficient number of unissued Shares to provide for the issuance and delivery of all shares purchasable pursuant to this Warrant. This Warrant is exercisable only in exchange for the forgiveness and cancellation of outstanding principal due and payable under that certain Purchase Money Note B (the "Note") dated ___________, 1996 issued to Holder by the Louisiana Riverboat Gaming Partnership, in no event may the amount of such redemption exceed $5,000,000, and this Warrant may not be exercised until after exercise of that certain Amended and Restated Warrant of even date herewith.

         2. Except to the extent that this Warrant expressly provides otherwise, the Holder shall not be entitled to any of the rights of a shareholder of the Company; but immediately upon the exercise of this Warrant and upon payment and receipt by the Company as provided herein, the Holder shall be deemed a record owner of the shares so purchased and, as such, shall have all of the rights of such a record owner.

         3. Subject to the limitations and restrictions provided herein and by operation of federal and state securities laws, this Warrant and all rights hereunder are transferable by the Holder to a transferee of the Note, in person or by duly authorized attorney, on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Shares when issued shall be validly issued, fully paid and nonassessable.

         4. The Company may deem and treat the Holder as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         5. Unless such exercise is registered or exempt from registration under federal and state security laws, this Warrant shall not be exercisable except for a security which at the time of such exercise is exempt under the Securities Act, is the subject matter of an exempt transaction, is registered by description, by coordination, or by qualification, or at such time is the subject matter of a transaction which has been registered by description.

         6. The number of Shares purchasable pursuant to this Warrant and/or the Exercise Price shall be subject to adjustment from time to time as hereinafter set forth in the following subsections of this Section 6.

                 a. In any of the following events, occurring hereafter, appropriate adjustment shall be made in the number of Shares purchasable pursuant to this Warrant and/or the Exercise Price, so as to maintain the proportionate interest of the Holder: (i) recapitalization of the Company through a split-up of the outstanding common shares or a combination of the outstanding common





                                    D-2 / 2
shares into a lesser number; (ii) declaration of a dividend on the common shares, payable in common shares or other securities convertible into common shares; or (iii) any stock split or reverse stock split with respect to the common shares. Irrespective of any adjustment or change in the purchase price per share or in the number of the Shares purchasable pursuant to this Warrant, such Warrant may continue to express the purchase price per share and the number of shares purchasable hereunder as expressed when initially issued.

                 b. If the Company offers for subscription any of its shares of capital stock or other securities convertible into common shares, to the record owners of the common shares as a class or classes, the Holder shall be entitled to subscribe for the same number of common shares as the Holder would have been entitled to purchase had the Holder theretofore fully exercised this Warrant and become a shareholder.

                 c. In the event that the Company, or any successor, shall be consolidated or merged with or into another entity, or all or substantially all of the Company's assets shall be sold to another corporation in exchange for stock with the view of distributing such stock to the Company's shareholders, the Holder shall have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance, and adequate provisions to that effect shall be made a condition of such consolidation, merger, sale or conveyance. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section of the Warrant.
The Holder shall receive notice of any such transaction.

                 d. In the event that any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, shall at any time be proposed, the Company shall give to the Holder at least 20 days' prior written notice of the date as of which the record owners of the Shares will be fixed in respect of their right to exchange their Shares for the securities or other property distributable upon such dissolution, liquidation or winding up. In the event that such dissolution, liquidation or winding up shall actually take place, this Warrant and all rights with respect hereto shall automatically terminate and become null and void as of the fixed date referred to above.

                 e. Upon the occurrence of any event requiring any adjustment of the number of Shares purchasable pursuant to this Warrant and/or the purchase price per share, the Company shall promptly give to the Holder written notice thereof and the adjustment(s) resulting therefrom, which notice shall set forth in reasonable detail the computations which constitute the basis for such adjustment(s). The Company's Board of Directors shall in good faith determine all such adjustments, which shall be binding upon the parties.

         7. Each certificate for the Shares purchasable pursuant to this Warrant will, when issued, bear a legend which describes and/or refers to the restrictions imposed on the transfer of the Shares by federal and state securities laws as well as any standard gaming legend then required to be affixed to the certificates by any state regulatory authorities.





                                    D-2 / 3

         8.      a.       The Holder may request on a one-time basis
registration under the Securities Act of 1993, as amended (the "Act"), and appropriate state securities laws, of all or part of the Shares. Promptly upon receipt of such request, the Company will prepare and file a registration statement with the Securities and Exchange Commission ("SEC") with respect to the Shares to be registered, and use its best efforts to cause such registration statement to become effective.

                 b. The Company shall advise the Holder by written notice at least twenty (20) days prior to the filing of any new registration statement or post-effective amendment thereto under the Act covering securities of the Company and will, upon request include in any such new registration statement (and any related qualification under blue sky laws or other compliance) such information as may be required to permit a public offering of all or any portion of the Shares.

                 c. However, no such obligations shall apply (i) to a registration statement on Forms S-4 or S-8; (ii) if any underwriter of the Company's securities determines for any reason that it would not permit such registration; or (iii) if the Holder has had two prior opportunities to have its securities registered.

                 d. The Company and the Holder shall supply and furnish indemnification in the manner set forth herein.

                 e. The following provisions of this Section shall also be applicable:

                          (i)  The Holder shall bear all of the fees and
disbursements of its own counsel and its pro rata share of any registration fees, transfer taxes or underwriting discounts or commissions or other underwriting compensation and charges applicable to the Shares sold by it pursuant hereto; the Company shall pay all other costs, expenses, commissions and other fees of such registration.

                          (ii)  The Company shall indemnify and hold harmless
the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for such Holder any Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein. The Holder or underwriter shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by such Holder or underwriter expressly for use therein.





                                    D-2 / 4

                 f. The Company's agreements in this Section shall continue in effect regardless of the exercise and surrender of this Warrant.

                 g. This right of registration shall in all instances be subject and limited to a proration of securities if requested by an underwriter, with all other Shareholders of the Company who own restricted securities and who request registration at such time.

                 h. In the case of the filing of a registration statement pursuant to Section 8a. hereof, the Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, and shall use the best efforts to keep such registration statement effective for a period of one hundred eighty (180) days or upon notice from the Holder that the Shares subject to the registration statement have been sold, whichever occurs first.

                 i. The Company shall furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares subject thereto.

                 j. The Company will use its best efforts to register and qualify the Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

         9. Notices herein required or permitted to be given to the Holder by the Company shall be given by first class mail, postage prepaid, addressed to the Holder at the address of such Holder appearing in the records of the Company and shall be deemed to have been given when sent pursuant to the provisions hereof.

         10. This Warrant shall be construed in accordance with the laws of the State of Delaware.

         11. The term "Holder" means the original holder of this Warrant and any transferee of this Warrant to whom the Note and this Warrant and the rights hereunder are assigned in accordance with Paragraph 3 hereof.





                                    D-2 / 5

         IN WITNESS WHEREOF, the Company has caused this Additional Warrant to be duly executed on this ____ day of _______________, 1996.


                              CASINO AMERICA, INC.


                          By: _________________________________________________





                                    D-2 / 6

                               Subscription Form

              (To be executed by the Holder to exercise the rights
            to purchase the Shares evidenced by the within Warrant)

CASINO AMERICA, INC.
2200 Corporate Boulevard, NW
Suite 310
Boca Raton, Florida 33431

         The undersigned hereby irrevocably subscribes for _______ Shares pursuant to and in accordance with the terms and conditions of this Warrant, herewith encloses the purchase price therefor in the form permitted by this Warrant and requests that a certificate for the Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable pursuant to this Warrant, please issue a new warrant of like tenor for the balance of the remaining Shares purchasable under this Warrant to be delivered to the undersigned at the address provided below.


Date:____________________           Signed:____________________________________

                                    Address:___________________________________
                                            ___________________________________




                                    D-2 / 7

                                ASSIGNMENT FORM


                 FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto

Name:___________________________________________________________________________


Address:________________________________________________________________________

the right to purchase Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint ___________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date:_______________________, 199_

Signature:______________________________________________

Signature Guaranty:_____________________________________

(By a member of the New York Stock Exchange or a commercial bank or trust company in New York City)





                                    D-2 / 8

EXHIBIT E

                       Purchase of Grand Palais Riverboat

1. GPRI and SCGC would operate both vessels as a joint venture whereby all of the income and expenses of the operation of the vessels as well as all operating costs and real estate lease obligations of the land based facilities will be borne by the joint venture. All profits and losses of the joint venture will be divided 52.5% by GPRI and 47.5% by SCGC.

2. The joint venture will be managed by Riverboat Services, Inc. pursuant to separate management agreements containing the same terms and conditions that presently exist for the Isle-Calcasieu.

3. The term of the joint venture shall exist so long as SCGC continues to lease property in Calcasieu Parish for the purpose of gaming. The joint venture will terminate at such time as Casino America no longer owns, directly or indirectly, any interest in the Isle-Calcasieu or SCGC.

4. All assets, properties, liabilities and obligations shall remain in each constituent corporation. GPRI shall pay all costs incurred in modifying and/or expanding the berthing site to accommodate the second vessel. The joint venture will bear the costs of all improvements and development costs relating to the Site that are incurred after the start-up date of the Riverboat at the Site.

5. GPRI shall pay an annual fee of $3 million to SCGC for the privilege of docking at the Site and equal use of all of the facilities at the Site, as well as an annual fee of $2 million to Louisiana Downs, the latter payment being payable for so long as Louisiana Downs or any subsidiary owns an interest, directly or indirectly, in SCGC.* The fees shall begin 90 days after the Riverboat opens at the Site and shall be paid monthly in arrears.

6. LRGP and Casino America will execute another Warrant Payment Agreement providing for reimbursement to Casino America of $5 million (but not a "Black Sholes" payment) in the event that Crown exercises an additional warrant (to be given to them at the opening of the Riverboat) for 416,667 Casino America shares, to reimburse Casino America for an additional $5 million loan reduction (calculated at $12 per share).

7. The other terms and provisions of the joint venture shall be set forth in the terms of a joint venture agreement to be executed by the parties.

8. These arrangements shall be subject to such regulatory and lender approvals as shall be necessary to implement the provisions of these resolutions.

* (GPRI shall also pay an annual fee of $2 million to Crown, payable only so long as Crown or any subsidiary owns an interest, directly or indirectly, in SCGC.)





                                      E-1